UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

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Xenetic Biosciences, Inc.

(Exact name of registrant as specified in charter)

Nevada	001-37937	45-2952962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Speen Street, Suite 102
Framingham, Massachusetts	01701
(Address of principal executive offices)	(Zip Code)

(781) 778-7720

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	XBIO	The NASDAQ Stock Market LLC

Item 1.01.        Entry into a Material Definitive Agreement.

On June 24, 2019, Xenetic Biosciences, Inc. (the “Company”), in connection with its previously announced reverse stock split, entered into a consent agreement (the “Consent Agreement”) with certain holders (the “Holders”) of warrants to purchase shares of the Company’s common stock whose consent was required to effect the reverse stock split. In consideration of the Holders’ consent, the Company agreed to issue the Holders warrants (the “Consent Warrants”) to purchase an aggregate of 100,000 shares of the Company’s common stock, on a pre-split basis, at an exercise price per share based on a volume weighted average price for the five trading days following the effectiveness of the reverse stock split, as further described in the Consent Warrants. On a post-split basis, the Company will issue Consent Warrants to purchase an aggregate of 8,335 shares of Company common stock to the Holders. Copies of the Consent Agreement and a form of the Consent Warrants are filed as Exhibit 10.1 and Exhibit 4.1 to this report and are incorporated herein by reference.

The issuance of the warrants was not registered under the Securities Act of 1933, as amended, or the securities laws of any state, and were issued in reliance on the exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws, which exempt transactions by an issuer not involving any public offering.

Item 3.02.        Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is incorporated by reference to Item 1.01 set forth above.

Item 9.01.        Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
4.1	Form of Warrant.
10.1	Consent Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: June 25, 2019	Name: James Parslow
Title: Chief Financial Officer

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